Exhibit 32.2

CERTIFICATION

OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Lucie Harwood, Chief Financial Officer of Houston American Energy Corp. (the “Company”) ,certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (i) that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) that information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: August 14, 2025	By:	/s/ Lucie Harwood
	Name:	Lucie Harwood
	Title:	Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)